EXHIBIT 99.6
                                                                    ------------



               CONDENSED PRO FORMA COMBINED FINANCIAL INFORMATION

The following condensed pro forma combined balance sheet and condensed pro forma combined statements of operations, collectively, the "Pro Forma Financial Statements", were prepared by WestCoast Hospitality Corporation ("WestCoast"), to illustrate the estimated effects of the business combination to be accounted for as a purchase under generally accepted accounting principles. Effective December 31, 2001, WestCoast acquired all of the outstanding stock of Red Lion Hotels, Inc. (Red Lion).

The financial information of WestCoast and Red Lion has been combined as if the acquisition occurred as of January 1, 2000 for purposes of the condensed pro forma combined statement of operations, and as of September 30, 2001, for purposes of the condensed pro forma combined balance sheet. There are no differences between WestCoast's and Red Lion's accounting policies which are expected to have a material impact on the Pro Forma Financial Statements. The Pro Forma Financial Statements do not purport to present the combined financial position or results of operations if the combination had occurred at the beginning of the period or to project the combined financial position or results of operations for any future date or period.

The Pro Forma Financial Statements should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of WestCoast Hospitality Corporation, which are included in the Company's 2000 Form 10K and the audited combined financial statements of Red Lion, which are included elsewhere in this document. The combined financial statements of Red Lion presented in Exhibit 99.4 include the accounts of the nine owned hotel properties and the 12 leased hotel properties which were acquired by WestCoast and reflect the historical results of operations and cash flows of these hotel properties, and certain intangible assets of Red Lion Hotels, Inc. related to those operations. The combined financial statements do not include the franchise and marketing operations of Red Lion Hotels, Inc., which was also acquired by WestCoast, as these revenues and expenses could not be specifically carved out of the corporate operations of Red Lion Hotels, Inc. for the separate combined financial statements. Therefore, the Pro Forma Financial Statements also exclude these revenues and expenses.

The Pro Forma Financial Statements are presented utilizing the purchase method of accounting whereby the fair value of the identified tangible and intangible assets acquired and the fair value of the liabilities assumed have been recorded. The purchase price was not in excess of these net assets acquired and therefore no goodwill has been recorded. The combined pro forma results of operations presented herein are not necessarily indicative of the future results of operations.

WESTCOAST/RED LION
CONDENSED COMBINED BALANCE SHEET AT SEPTEMBER 30, 2001 (UNAUDITED) (IN THOUSANDS, EXCEPT SHARE DATA)

--------------------------------------------------------------------------------------------------------------------------
                                                            WESTCOAST         RED LION        PRO FORMA         PRO FORMA
                                                            HISTORICAL       HISTORICAL      ADJUSTMENTS        COMBINED
                                                           ------------     ------------     ------------     ------------
ASSETS:
   Current assets:
      Cash and cash equivalents                            $      3,587     $      2,127     $                $      5,714
      Accounts receivable                                         6,761            3,380                            10,141
      Inventories                                                 1,159              740                             1,899
      Prepaid expenses and deposits                               1,355            1,101                             2,456
      Deferred income taxes                                                          411             (411)(e)            0
                                                           ------------     ------------     ------------     ------------
            Total current assets                                 12,862            7,759             (411)          20,210

   Property and equipment, net                                  244,847           45,953          (10,624)(a)      280,176
   Intangible assets, net                                        28,255           45,587          (33,568)(b)       40,274
   Other assets, net                                             22,409                                             22,409
                                                           ------------     ------------     ------------     ------------
            Total assets                                   $    308,373     $     99,299     $    (44,603)    $    363,069
                                                           ============     ============     ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):
   Current liabilities:
      Accounts payable and other accrued expenses          $      3,360     $      2,860     $      2,605 (c) $      8,825
      Accrued payroll and related benefits                        4,256            3,313                             7,569
      Accrued interest payable                                    2,362                                              2,362
      Income taxes payable                                        5,922                                              5,922
      Long-term debt, due within one year                         3,189                                              3,189
      Capital lease obligations, due within one year                393                                                393
                                                           ------------     ------------     ------------     ------------
            Total current liabilities                            19,482            6,173            2,605           28,260

   Long-term debt, due after one year                           114,653                                            114,653
   Notes payable to bank                                         33,100                            20,252 (d)       53,352
   Capital lease obligations, due after one year                    365                                                365
   Deferred income taxes                                         18,773           13,123          (17,834)(e)       14,062
   Minority interest in partnerships                              3,009                                              3,009
                                                           ------------     ------------     ------------     ------------
            Total liabilities                                   189,382           19,296            5,023          213,701
                                                           ------------     ------------     ------------     ------------

STOCKHOLDERS' EQUITY:
   Preferred stock                                         $          0                            30,377 (f)       30,377
   Common stock                                                     130                                                130
   Additional paid-in capital                                    83,966                                             83,966
   Retained earnings                                             34,895                                             34,895
   Stockholders' net investment                                                   80,003          (80,003)(g)
                                                           ------------     ------------     ------------     ------------
            Total stockholders' equity                          118,991           80,003          (49,626)         149,368
                                                           ------------     ------------     ------------     ------------
            Total liabilities and stockholders' equity     $    308,373     $     99,299     $    (44,603)    $    363,069
                                                           ============     ============     ============     ============



SEE NOTES TO CONDENSED PRO FORMA COMBINED
BALANCE SHEET AND STATEMENT OF OPERATIONS

WESTCOAST/RED LION
CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------------------------------------------------
                                                            WESTCOAST         RED LION        PRO FORMA         PRO FORMA
                                                            HISTORICAL       HISTORICAL      ADJUSTMENTS        COMBINED
                                                           ------------     ------------     ------------     ------------
REVENUES:
   Hotels and Restaurants                                  $    106,540     $     84,508     $                $    191,048
   Franchise, Central Services and Development                    3,643                                              3,643
   TicketsWest                                                    5,705                                              5,705
   Real Estate Division                                           9,540                                              9,540
   Corporate Services                                               378                                                378
                                                           ------------     ------------     ------------     ------------
            Total revenues                                      125,806           84,508                0          210,314
                                                           ------------     ------------     ------------     ------------

OPERATING EXPENSES:
   Direct:
      Hotels and Restaurants                                     78,626           77,695                           156,321
      Franchise, Central Services and Development                 1,207                                              1,207
      TicketsWest                                                 5,702                                              5,702
      Real Estate Division                                        4,378                                              4,378
      Corporate Services                                            227                                                227
      Depreciation and amortization of tangible assets            9,578            4,236           (3,537)(h)       10,277
      Amortization of intangible assets                             874            1,257           (1,023)(h)        1,108
                                                           ------------     ------------     ------------     ------------
            Total direct expenses                               100,592           83,188           (4,560)         179,220

   Undistributed corporate expenses                               1,666                0                             1,666
                                                           ------------     ------------     ------------     ------------
            Total expenses                                      102,258           83,188           (4,560)         180,886
                                                           ------------     ------------     ------------     ------------

Operating income                                                 23,548            1,320            4,560           29,428

Other income (expense), net                                     (14,421)            (707)            (980)(i)      (16,108)
                                                           ------------     ------------     ------------     ------------
Income before income taxes                                        9,127              613            3,580           13,320
Income tax provision (benefit)                                    3,306              118            1,400 (j)        4,824
                                                           ------------     ------------     ------------     ------------
Income from continuing operations before
   nonrecurring charges or credits directly
   attributable to the transaction                         $      5,821     $        495            2,180     $      8,496
                                                           ============     ============
Preferred stock dividends                                                                          (2,582)          (2,582)
                                                                                             ------------     ------------
Income available to common shareholders                                                      $       (402)    $      5,914
                                                                                             ============     ============

Net income per share - basic and diluted                   $       0.45                                       $       0.46
                                                           ============                                       ============

Weighted average shares outstanding - basic                      12,941                                             12,941
                                                           ============                                       ============

Weighted average shares outstanding - diluted                    13,237                                             13,237
                                                           ============                                       ============

SEE NOTES TO CONDENSED PROFORMA COMBINED
BALANCE SHEET AND STATEMENT OF OPERATIONS

WESTCOAST/RED LION
CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
(IN THOUSANDS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------------------------------------------------
                                                            WESTCOAST         RED LION        PRO FORMA         PRO FORMA
                                                            HISTORICAL       HISTORICAL      ADJUSTMENTS        COMBINED
                                                           ------------     ------------     ------------     ------------
REVENUES:
   Hotels and Restaurants                                  $     78,541     $     64,258     $                $    142,799
   Franchise, Central Services and Development                    2,571                                              2,571
   TicketsWest                                                    5,645                                              5,645
   Real Estate Division                                           7,411                                              7,411
   Corporate Services                                               246                                                246
                                                           ------------     ------------     ------------     ------------
            Total revenues                                       94,414           64,258                0          158,672
                                                           ------------     ------------     ------------     ------------
OPERATING EXPENSES:
   Direct:
      Hotels and Restaurants                                     57,174           57,865                           115,039
      Franchise, Central Services and Development                 1,254                                              1,254
      TicketsWest                                                 5,342                                              5,342
      Real Estate Division                                        3,412                                              3,412
      Corporate Services                                            132                                                132
      Depreciation and amortization of tangible assests           7,637            4,199           (3,675)(h)        8,161
      Amortization of goodwill and intangible assets                642              943             (767)(h)          818
                                                           ------------     ------------     ------------     ------------
            Total direct expenses                                75,593           63,007           (4,442)         134,158

      Undistributed corporate expenses                            1,756                                              1,756
                                                           ------------     ------------     ------------     ------------
            Total expenses                                       77,349           63,007           (4,442)         135,914
                                                           ------------     ------------     ------------     ------------

Operating income                                                 17,065            1,251            4,442           22,758

Other income (expense), net                                      (4,161)               2             (735)(i)       (4,894)
                                                           ------------     ------------     ------------     ------------
Income before income taxes                                       12,904            1,253            3,707           17,864
Income tax provision                                              4,749              352            1,473 (j)        6,574
                                                           ------------     ------------     ------------     ------------
Income from continuing operations before
   nonrecurring charges or credits directly
   attributable to the transaction                         $      8,155     $        901            2,234           11,290
                                                           ============     ============
Preferred stock dividends                                                                          (1,937)(k)       (1,937)
                                                                                             ------------     ------------
Income available to common shareholders                                                      $        297     $      9,353
                                                                                             ============     ============

Net income per share - basic and diluted                   $       0.63                                       $       0.72
                                                           ============                                       ============

Weighted average shares outstanding - basic                      12,951                                             12,951
                                                           ============                                       ============

Weighted average shares outstanding - diluted                    13,237                                             13,237
                                                           ============                                       ============

SEE NOTES TO CONDENSED PROFORMA COMBINED
BALANCE SHEET AND STATEMENT OF OPERATIONS

NOTES TO CONDENSED PRO FORMA COMBINED BALANCE SHEET AND STATEMENTS OF OPERATIONS

WestCoast acquired Red Lion Hotels, Inc. on December 31, 2001. The acquisition has been accounted for as a purchase. The purchase price has been allocated to the tangible and identifiable intangible assets acquired and liabilities assumed as follows (in thousands):


     Purchase price and liabilities assumed:
        Cash paid through draw on line-of-credit                      $  20,252
        Preferred stock issued                                           30,377
        Cost of acquisition and other liabilities assumed                 2,673
                                                                      ---------
     Total purchase price and liabilities assumed                     $  53,302
                                                                      =========

     Fair value of assets acquired:
        Identified intangibles                                        $  12,019
        Deferred taxes related to the acquisition                         4,711
        Net current assets                                                1,243
        Property and equipment                                           35,329
                                                                      ---------
                                                                      $  53,302
                                                                      =========

The following balance sheet adjustments were made to reflect the combination of WestCoast and Red Lion as of September 30, 2001.

(a) The purchase price has been allocated to the acquired land, buildings, furniture and fixtures as follows based upon the estimated fair value of the components (in thousands):

                                                               Depreciable
                                                   Amount         Life
                                                 ----------    -----------
     Land                                        $   11,993
     Buildings                                       20,559      35 years
     Furniture and fixtures                           2,777      15 years
                                                 ----------
                                                 $   35,329
     Red Lion historical carrying value              45,953
                                                 ----------
     Pro forma adjustment                        $  (10,624)
                                                 ==========

(b) The fair value of the identified intangible assets are as follows (in thousands):

     Brand name                                  $    6,878
     Leases                                           4,332
     Franchise agreements                               809
                                                 ----------
                                                 $   12,019

     Red Lion historical carrying value              45,587
                                                 ----------
     Pro forma adjustment                        $  (33,568)
                                                 ==========

     The leases and franchise agreements are being amortized over the average remaining term of the agreements of 30 years and 9 years, respectively. The brand name is considered to have an indefinite remaining life and is therefore not being amortized.

(c) Represents the cost of acquisition and other liabilities assumed of $2,673,000 reduced by $68,000 as the difference between the actual net current assets (excluding deferred taxes) at September 30, 2001 and the net current assets of $1,234,000 as defined by the purchase agreement.

(d) Represents the amount of the purchase price which will be financed by the Company's revolving line-of-credit agreement.

(e) Represents the net adjustment to recognize deferred tax assets resulting from the difference between the historical tax basis of the assets and the purchase price of the acquisition as follows (in thousands):

     Net deferred tax asset                                $   4,711
     Red Lion historical net deferred tax liability          (12,712)
                                                           ---------
     Pro forma adjustment                                  $ (17,423)
                                                           =========

(f) Represents the amount of the purchase price which will be financed through issuance of preferred stock.

(g)  Represents the elimination of Red Lion historical net equity.


The following adjustments were made to the pro forma statements of operations to reflect the combination of WestCoast and Red Lion as if they occurred on January 1, 2000. The combined pro forma results of operations presented herein are not necessarily indicative of the future results of operations of the combined companies.

(h) Represents the change in depreciation and amortization expense from the historical amounts for Red Lion based on the depreciation and amortization of the allocated purchase price over the estimated remaining lives of the acquired assets as follows (in thousands):

                                                Depreciation      Amortization
                                                 ----------        ----------
     Year ended December 31, 2000
        Red Lion historical expense              $    4,236        $    1,257
        Expense based on allocation
            of purchase price                           699               234
                                                 ----------        ----------
        Pro Forma Adjustment                     $   (3,537)       $   (1,023)
                                                 ==========        ==========

     Nine months ended September 30, 2001
        Red Lion historical expense                   4,199               943
        Expense based on allocation
            of purchase price                           524               176
                                                 ----------        ----------
        Pro Forma adjustment                     $   (3,675)       $     (767)
                                                 ==========        ==========

(i) Represents the additional interest expense which would be incurred by the Company based on the purchase price of Red Lion, which will be financed under the Company's revolving line-of-credit agreement. The interest rate used in the pro forma adjustments was 4.8375% based upon the borrowing rate under the Company's line-of-credit agreement as of December 31, 2001. If the rate increased or decreased by 0.25%, the Company's pro forma interest expense, net income and earnings per share for the nine months ended September 30, 2001 would increase or decrease by approximately $38 thousand, $25 thousand, and $0.0, respectively. If the rate increased or decreased by 0.25%, the Company's pro forma interest expense, net income and earnings per share for the year ended December 31, 2000 would increase or decrease by approximately $51 thousand, $32 thousand and $0.0, respectively.

(j) Represents estimated income taxes related to the tax effects of the acquisition and the pro forma adjustments based on the Company's historical effective tax rate.

(k) Represents dividends which would be incurred by the Company related to the $30,377,000 of preferred stock issued as part of the purchase price.